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Exhibit 10.4

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [****]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Carrier Agreement

        This Agreement ("Agreement") is made and entered into by and between ZUMIEZ ("Customer") and United Parcel Service Inc., an Ohio Company ("UPS").

        UPS will provide the pickup and delivery services ("Services") as set forth below subject to the terms of this Agreement. These Services will be provided with the incentives ("Incentives") as also set forth below. These Incentives shall only be available to the locations and account numbers identified in Addendum A. Account numbers may be added or deleted only by mutual written agreement by both Parties and require five (5) business days notice to UPS to become effective. Customer is prohibited from reselling or offering Incentives to any other party without the prior written consent of UPS and failure to comply with this prohibition may result in immediate cancellation of this Agreement.

        UPS will apply Incentives as set forth in Addendum B to the effective UPS rates at the time of shipment, where applicable. Each eligible package (or shipment) will receive its applicable Incentive for the term of this Agreement. Incentives are applied on a weekly basis unless otherwise specified. Incentives shall be applied to prepaid outbound shipments unless otherwise noted. This Agreement will be subject to periodic review by UPS for Customer compliance.

        Customer agrees to supply the UPS Service Provider with a hard copy summary manifest at the time that the packages are tendered to UPS for shipment and provide UPS with Timely Upload of electronic Package Level Detail ("PLD") in a form acceptable to UPS. PLD includes, but is not limited to, consignee's full name, complete delivery address, package weight and zone. Timely Upload is defined as the electronic transmission of PLD to UPS at the time the packages are tendered to UPS. Customer agrees to provide smart labels on all packages tendered to UPS. A smart label, as defined herein and described in the current UPS Guide to Labeling, which may be updated from time to time by UPS, includes, but is not limited to, a MaxiCode, Postal Bar Code, current UPS Routing Code, appropriate UPS Service Icon and a UPS IZ Tracking Number Bar Code. Customer further agrees that all shipping locations will use a UPS OnLine or OnLine compatible shipping solution that is approved and authorized by UPS as such.

        Customer agrees to pay for all shipments in full within the time period required by UPS.

        All Services provided by UPS shall be pursuant to the UPS Rate and Service Guide and UPS Tariff in effect at the time of shipping, both of which are incorporated herein by reference and which may be subject to change without notice.

        Customer and UPS agree to maintain the confidentiality of this Agreement including its rates, terms and incentives ("Confidential Information") unless disclosure is required by law. Customer agrees not to post or publicly display this Confidential Information.

        The Incentives will remain in effect for 156 weeks. At the end of this Agreement, UPS in its sole discretion, reserves the right to extend the terms of this Agreement on a month-to-month basis. Notwithstanding, UPS and Customer agree that either party may terminate this Agreement upon 30 calendar days prior written notice.

        This offer is void if not accepted by July 15, 2004 ("Deadline"). Customer may accept Agreement by providing a duly signed copy of this Agreement to UPS by the Deadline. This Agreement supercedes all other agreements between the Customer and UPS regarding these Services. This Agreement is hereby signed and executed by authorized representatives of both parties.

UPS	Customer
United Parcel Service Inc.	ZUMIEZ
By:	By:	/s/ Lisa Harding

Title:	Title:	DC Manager

Address:	Address:	1420 80th St. SW

Everett, Wa 98203

Date Signed:	Date Signed:	11/18/04

Effective Date:	MONDAY, JUNE 28, 2004

Addendum A
List of Account Numbers

        ZUMIEZ's UPS accounts identified below shall be included in the agreement between United Parcel Service Inc. (Carrier) and ZUMIEZ (Account):

        The following accounts are eligible for incentives as specified in Addendum B:

ACCOUNT	NAME AND ADDRESS	Commodity Tier**
Section 1:
0000AE5301	ZUMIEZ #78 1 CROSSGATES MALL RD ALBANY, NY 12203
0000AE5446	ZUMIEZ #83 21182 SALMON RUN LOOP W WATERTOWN, NY 13601
0000AE5466	ZUMIEZ #079 4155 ROUTE 31 CLAY, NY 13041
0000AE5467	ZUMIEZ #82 RT 5 & 5A NEW HARTFORD, NY 13413
0000AE5488	ZUMIEZ #81 1300 ULSTER AVE KINGSTON, NY 12401
0000AE5489	ZUMIEZ #86 320 HIAWATHA BLV W SYRACUSE, NY 13290
0000A1653V	ZUMIEZ #70 3450 PALISADES CENTER #344 WEST NYACK, NY I0994
0000A1687V	ZUMIEZ #72 1 GALLERIA DR MIDDLETOWN, NY 10941
0000A32F00	ZUMIEZ #58 2901 BROOKS ST MISSOULA, MT 59801
0000A3661F	ZUMIEZ #65 1850 W PULLMAN MOSCOW, ID 83843
0000A62T39	ZUMIEZ #66 1770 E RED CLIFF DR SAINT GEORGE, UT 84790
0000A9T963	ZUMIEZ #63 1300 N MAIN LOGAN, UT 84341

0000A9T974	ZUMIEZ #64 1081 LAYTON HILLS MALL LAYTON, UT 8404I
0000A994W6	ZUMIEZ #010 2855 STEVENSCREEK BLVD SANTA CLARA, CA 95050
0000EW8130	ZUMIEZ #242 1101 SUPERMALL WAY AUBURN, WA 98001
0000E2F634	ZUMIEZ #102 6600 MENAUL BLVD NE ALBUQUERQUE, NM 87110
0000E3F174	ZUMIEZ #103 3528 S MARYLAND PKWY #142 LAS VEGAS, NV 89109
0000E3F175	ZUMIEZ #104 4650 N HWY 89 FLAGSTAFF, AZ 86004
0000E3F179	ZUMIEZ #106 31111 W CHANDLER BLVD CHANDLER, AZ 85226
0000E3F180	ZUMIEZ #107 775 FIESTA MALL MESA, AZ 85202
0000E3F181	ZUMIEZ #108 6170 W GRAND AVE GURNEE, IL 60031
0000E3F677	ZUMIEZ #110 6699 N LANDMARK, DR PARK CITY, UT 84098
0000E392E2	ZUMIEZ #37 918 LLOYD CENTER PORTLAND, OR 97232
0000E4E239	ZUMIEZ #88 509 APACHE MALL ROCHESTER, MN 55902
0000E4F968	ZUMIEZ #111 2029 MAPLEWOOD MALL MAPLEWOOD, MN 55109
0000E42E35	ZUMIEZ #096 4101 W DIVISION ST SAINT CLOUD, MN 56301

0000E5W426	ZUMIEZ #51 3800 STATE RD 16 LA CROSSE, WI 54601
0000E59292	ZUMIEZ #25 1700 28TH ST BOULDER, CO 80301
0000E67961	ZUMIEZ #36 1689 ARDEN WAY SACRAMENTO, CA 95815
0000E72421	ZUMIEZ #27 300 S 24TH ST W BILLINGS, MT 59102
0000E81623	ZUMIEZ #33 8405 PARK MEADOWS CTR. DR LITTLETON, CO 80124
0000E81776	ZUMIEZ #43 1200 10TH AVE S GREAT FALLS, MT 59405
0000RA0633	ZUMIEZ #80 454 GREECE RIDGE CTR DR ROCHESTER, NY 14624
0000RA0661	ZUMIEZ #84 1 WALDEN GALLERIA BUFFALO, NY 14225
0000RA0728	ZUMIEZ #94 700 MIRACLE MILE DR ROCHESTER, NY 14623
0000R0V332	ZUMIEZ #087 4800 GOLF ROAD #92 EAU CLAIRE, WI 54701
0000V57757	ZUMIEZ #56 2424 HIGHWAY 6 AND 50 GRAND JUNCTION, CO 81505
0000V734F8	ZUMIEZ #98 1215 PINE RIDGE MALL CHUBBUCK, ID 83202
0000V735F0	ZUMIEZ #100 1130 HILLSDALE MALL SAN MATEO, CA 94403
0000V735F2	ZUMIEZ #101 3251 20TH AVE SAN FRANCISCO, CA 94132

0000V735F3	ZUMIEZ #498 1008 SOUTHCENTER MALL TUKWILA, WA 98188
0000V98F52	ZUMIEZ #60 3300 BROADWAY EUREKA, CA 95501
0000V98F59	ZUMIEZ #61 3200 NAGLEE RD STE 153 TRACY, CA 95304
0000V98F63	ZUMIEZ #59 1950 E 20TH ST CHICO, CA 95928
0000W093X4	ZUMIEZ #42 6172 SUNRISE MALL CITRUS HEIGHTS, CA 95610
0000W3X391	ZUMIEZ #46 12545 WAYZATA BLVD MINNETONKA, MN 55305
0000XX5185	ZUMIEZ #31 9493 SW WASH SQ RD TIGARD, OR 97223
0000X55733	ZUMIEZ #06 865 SOUTHDALE CENTER EDINA, MN 55435
0000X907W2	ZUMIEZ #40 1710 BRIARGATE COLORADO SPRINGS, CO 80920
00000X8W54	ZUMIEZ #48 215 E FOOTHILLS PKWY FORT COLLINS, CO 80525
000005684X	ZUMIEZ #995 1420 80TH ST SW EVERETT, WA 98203	05
00001AW587	ZUMIEZ #99 2068 GREELEY MALL GREELEY, CO 80631
00001A7R30	ZUMIEZ #53 2825 W MAINE ST BOZEMAN, MT 59718
000017W041	ZUMIEZ #54 240 N GARDEN BLOOMINGTON, MN 55425

000019E1E0	ZUMIEZ #29 900 DANA DR REDDING, CA 96003
0000204AV7	ZUMIEZ #62 800 S CAMINO DEL RIO DURANGO, CO 81301
0000205AV6	ZUMIEZ #55 8501 W BOWLES AVE LITTLETON, CO 80123
00003A22T7	ZUMIEZ #67 1855 41ST AVE CAPITOLA, CA 95010
00003X8W61	ZUMIEZ #50 1200 TOWNE CENTER BLVD PROVO, UT 84601
000041XW15	ZUMIEZ #34 5403 W 88TH WESTMINSTER, CO 80031
000046E43V	ZUMIEZ #109 14500 W COLFAX AVE LAKEWOOD, CO 80401
000046E45V	ZUMIEZ #105 4500 N ORACLE RD TUCSON, AZ 85705
00004673W8	ZUMIEZ #23 1600 RIVERSIDE MEDFORD, OR 97501
00004674W2	ZUMIEZ #16 12000 SE 82ND AVE PORTLAND, OR 97266
00004679W0	ZUMIEZ #22 420 VALLEY RIVER CTR EUGENE, OR 97401
00004700W0	ZUMIEZ #28 1040 STONERIDGE MALL RD PLEASANTON, CA 94588
00005XW270	ZUMIEZ #41 16571 NE 74TH ST REDMOND, WA 98052
00005XW272	ZUMIEZ #17 14700 E INDIANA AVE SPOKANE, WA 99216

00005X5969	ZUMIEZ #47 175 ROSEDALE ROSEVILLE, MN 55113
000058V634	ZUMIEZ #761 1420 80TH ST SW EVERETT, WA 98203
00006AT453	ZUMIEZ #69 305 SUN VALLEY MALL CONCORD, CA 94520
000062V037	ZUMIEZ #85 617 NW 12TH ST GRESHAM, OR 97030
000064W206	ZUMIEZ #30 6191 S STATE MURRAY, UT 84107
000064W218	ZUMIEZ #32 3601 S 2700 W WEST VALLEY, UT 84119
0000682E7W	ZUMIEZ #600 1420 80TH ST SW EVERETT, WA 98203
00007AT115	ZUMIEZ 76 2323 HILLTOP MALL RD RICHMOND, CA 94806
00007AT118	ZUMIEZ #75 1350 TRAVIS BLVD FAIRFIELD, CA 94533
00007AT858	ZUMIEZ #073 186 OAKRIDGE MALL SAN JOSE, CA 95123
000070V521	ZUMIEZ #093 51027 HIGHWAY 6 AND 24 GLENWOOD SPRINGS, CO 81601
000073W200	ZUMIEZ #13 330 CASCADE MALL BURLINGTON, WA 98233
000073W202	ZUMIEZ #1 931 NORTHGATE MALL SEATTLE, WA 98125
000073W205	ZUMIEZ #4 3000 184TH SW LYNNWOOD, WA 98037

000073W210	ZUMIEZ #15 2529 MAIN ST UNION GAP, WA 98903
000073W214	ZUMIEZ #12 385 COLUMBIA CENTER KENNEWICK, WA 99336
000073W219	ZUMIEZ #19 1115 SOUTHCENTER MALL TUKWILA, WA 98188
000073W225	ZUMIEZ #5 224 BELLEVUE SQUARE BELLEVUE, WA 98004
000073W226	ZUMIEZ #20 511 VALLEY MALL PKWY EAST WENATCHEE, WA 98802
000073W229	ZUMIEZ #8 10315 SILVERDALE WAY SILVERDALE, WA 98383
000073W232	ZUMIEZ #24 3500 S MERIDIAN PUYALLUP, WA 98373
000073W233	ZUMIEZ #39 4750 N DIVISION ST SPOKANE, WA 99207
000073W240	ZUMIEZ #2 1402 SE EVERETT MALL WAY EVERETT, WA 98208
000073W241	ZUMIEZ #18 625 BLACK LAKE BLVD SW OLYMPIA, WA 98502
000073W243	ZUMIEZ #14 2104 S SEATAC MALL FEDERAL WAY, WA 98003
000073W250	ZUMIEZ #3
4502 S STEELE ST TACOMA, WA 98409
000073W251	ZUMIEZ #11 1 BELLIS FAIR PKWY BELLINGHAM, WA 98226
000073149W	ZUMIEZ #26 350 N MILWAUKEE BOISE, ID 83704

000073197W	ZUMIEZ #38 50 S MAIN ST #188 2-A-22 SALT LAKE CTY, UT 84144
0000746E48	ZUMIEZ #21 8700 NE VANCOUVER MALL DR VANCOUVER, WA 98662
000078V948	ZUMIEZ #095 3800 EAST MAIN STREET UNIT G-1 ST CHARLES, IL 60174
000079V974	ZUMIEZ #095 3800 E MAIN ST ST CHARLES, IL 60174
00008A8V29	ZUMIEZ #63 1300 N MAIN #-1123 LOGAN, UT 84341
00008E56V1	ZUMIEZ #112 6415 LABEAUX AVE NE ALBERTVILLE, MN 55301
00008E56V3	ZUMIEZ #115 401 CENTER ST NE SALEM, OR 97301
00008E56V4	ZUMIEZ #117 5870 E BROADWAY BLVD TUCSON, AZ 85711
00008E56V9	ZUMIEZ #118 7400 LAS VEGAS BLVD S LAS VEGAS, NV 89123
00008E569F	ZUMIEZ #123 ONE MILLS CIRCLE ONTARIO, CA 91764
00008E57V2	ZUMIEZ #124 5000 ARIZONA MILLS CIR TEMPE, AZ 85282
000081AOE4	ZUMIEZ #68 432 GREAT MALL DR MILPITAS, CA 95035
000082W073	ZUMIEZ #49 1168 NEWGATE MALL OGDEN, UT 84405
000082W221	ZUMIEZ #44 1485 POLELINE RD E TWIN FALLS, ID 83301

000082W228	ZUMIEZ #45 2300 E 17TH ST IDAHO FALLS, ID 83404
000083V502	ZUMIEZ #091 3340 MALL LOOP DRIVE JOLIET, IL 60431
000083V504	ZUMIEZ # 092 1562 SPRING HILL MALL WEST DUNDEE, IL 60118
000083V506	ZUMIEZ #90 903 STRATFORD SQUARE BLOOMINGDALE, IL 60108
0000839AV6	ZUMIEZ #62 800 S CAMINO DEL RIO DURANGO, CO 81301
000084W219	ZUMIEZ #35 5750 E UNIVERSITY PKWY OREM, UT 84097
0000867R5A	ZUMIEZ #89 1001 ARNEY RD WOODBURN, OR 97071
000093V38I	ZUMIEZ #074 2038 SANTA ROSA PLZ SANTA ROSA, CA 95401
00009300AX	ZUMIEZ #052 3401 DALE RD MODESTO, CA 95356
00009302AF	ZUMIEZ #009 3065 ROUTE 50 SARATOGA SPRINGS, NY 12866
00009303AX	ZUMIEZ #077 2001 S ROAD POUGHKEEPSIE, NY 12601
00009564AR	ZUMIEZ #71 578 AVIATION RD QUEENSBURY, NY 12804
00009623AR	ZUMIEZ #07 93 W CAMPBELL RD SCHENECTADY, NY 12306

0000964AE6	ZUMIEZ #243 13000 FOLSOM BLVD FOLSOM, CA 95630

*
If there is an account number for the same service included in another UPS agreement, such account number will be deemed deleted from such other agreement as of the effective date.

**
The commodity tier displayed is for Hundredweight outbound prepaid. For other Hundredweight Billing Options (third party, freight collect and consignee billing) please refer to the Hundredweight service contract agreement. The stated commodity tier supercedes applicable provisions in Section 2 of the Hundredweight Service Contract Agreement.

Addendum B
Incentives

        All incentives contained in this Addendum B apply to the effective UPS rate at the time of shipment and shall be applied on a weekly basis unless otherwise specified.(1)

UPS Ground Commercial—Incentives Off Effective Rates

Zones
Weight (lbs)
	2	3	4	5	6	7	8
1—10	[****]	[****]	[****]	[****]	[****]	[****]	[****]
11—20	[****]	[****]	[****]	[****]	[****]	[****]	[****]
21—70	[****]	[****]	[****]	[****]	[****]	[****]	[****]
71—150	[****]	[****]	[****]	[****]	[****]	[****]	[****]

        This incentive shall also be extended to UPS Ground Package Commercial Freight Collect.

UPS Ground Residential—Incentives Off Effective Rates

Zones
Weight (lbs)
	2	3	4	5	6	7	8
1—5	[****]	[****]	[****]	[****]	[****]	[****]	[****]
6—10	[****]	[****]	[****]	[****]	[****]	[****]	[****]
11—20	[****]	[****]	[****]	[****]	[****]	[****]	[****]
21—70	[****]	[****]	[****]	[****]	[****]	[****]	[****]
71—150	[****]	[****]	[****]	[****]	[****]	[****]	[****]

UPS Ground Package Commercial Third Party—Incentives Off Effective Rates

Zones
Weight (lbs)
	2	3	4	5	6	7	8
1—10	[****]	[****]	[****]	[****]	[****]	[****]	[****]
11—20	[****]	[****]	[****]	[****]	[****]	[****]	[****]
21—70	[****]	[****]	[****]	[****]	[****]	[****]	[****]
71—150	[****]	[****]	[****]	[****]	[****]	[****]	[****]

        Commitment levels for UPS Ground Package Commercial Third Party are at least [****].

Export Worldwide Express Letter—Incentives Off Effective Rates

        For shipments listed in the current UPS Rate and Service Guide, an incentive of [****] will be applied.

Export Worldwide Express Document—Incentives Off Effective Rates

        For shipments listed in the current UPS Rate and Service Guide, an incentive of [****] will be applied

Export Worldwide Express Package—Incentives Off Effective Rates

        For shipments listed in the current UPS Rate and Service Guide, an incentive of [****] will be applied.

Export Worldwide Expedited Document—Incentives Off Effective Rates

Weight (lbs)	Zones ALL
1—150	[****]
151—199	[****]
200 and up	[****]

Export Worldwide Expedited Package—Incentives Off Effective Rates

Weight (lbs)	Zones ALL
1—150	[****]
151—199	[****]
200 and up	[****]

Portfolio Tier Incentive

        Each eligible package will receive an incentive per the following schedule based on a 52 week rolling average of eligible packages tendered to UPS. These incentives apply to all zones unless otherwise stated. The band determination is based on the cumulative gross transportation charges per week (excluding accessorials and surcharges, unless otherwise specified). The incentives will be administered on a weekly basis.

UPS Next Day Air Letter Service: Zone(s) 102, 103, 104, 105, 106, 107, 108.

UPS Next Day Air Package Service: Zone(s) 102, 103, 104, 105, 106, 107, 108.

UPS 2nd Day Air Letter Service: Zone(s) 202, 203, 204, 205, 206, 207, 208.

UPS 2nd Day Air Package Service: Zone(s) 202, 203, 204, 205, 206, 207, 208.

2

UPS Ground Package Commercial Third Party: Zone(s) 2, 3, 4, 5, 6, 7, 8.

Gross Weekly Revenue Bands
Service(s)
	[****]	[****]	[****]	[****]
UPS Next Day Air Letter Service(FC)	[****]	[****]	[****]	[****]
UPS Next Day Air Package Service(FC)	[****]	[****]	[****]	[****]
UPS Next Day Air Package TP Commercial	[****]	[****]	[****]	[****]
UPS Next Day Air Saver Letter Service*(FC)	[****]	[****]	[****]	[****]
UPS Next Day Air Saver Package Service(FC)	[****]	[****]	[****]	[****]
UPS 2nd Day Air Letter Service*(FC)	[****]	[****]	[****]	[****]
UPS 2nd Day Air Package Service(FC)	[****]	[****]	[****]	[****]
UPS 2nd Day Air Package Third Party Commercial	[****]	[****]	[****]	[****]
UPS 3 Day Select Package Service(FC)	[****]	[****]	[****]	[****]
UPS 3 Day Select Package TP Commercial	[****]	[****]	[****]	[****]
UPS Ground Commercial(FC)	[****]	[****]	[****]	[****]
UPS Ground Package Commercial Third Party	[****]	[****]	[****]	[****]
UPS Ground Hundredweight Service—Regular Pickup	[****]	[****]	[****]	[****]
UPS Ground Hundredweight Service Freight Collect—Reg P/U	[****]	[****]	[****]	[****]
UPS Ground Hundredweight Service Third Party—Regular P/U	[****]	[****]	[****]	[****]
Export Worldwide Express Letter	[****]	[****]	[****]	[****]
Export Worldwide Express Document	[****]	[****]	[****]	[****]
Export Worldwide Express Package	[****]	[****]	[****]	[****]
Export Worldwide Expedited Document	[****]	[****]	[****]	[****]
Export Worldwide Expedited Package	[****]	[****]	[****]	[****]

        (FC) The incentives shall also be extended to Freight Collect Shipments.

        The following additional products will be included in determining the appropriate revenue bands of the customer: UPS Next Day Air Letter FC Commercial, UPS Next Day Air Package FC Commercial, UPS Next Day Air Saver Letter FC Commercial, UPS Next Day Air Saver Package FC Commercial, UPS 2nd Day Air Letter FC Commercial, UPS 2nd Day Air Package FC Commercial, UPS 3 Day Select Package FC Commercial, UPS Ground Residential, UPS Ground Package Commercial Freight Collect. This incentive rate supercedes applicable provisions in Section 2 of the Hundredweight Service Contract Agreement.

*
Shipper agrees to comply with the restrictions required under the Private Express Statute in its UPS Next Day Air Saver. UPS Second Day Air A.M., and UPS Second Day Air letters.

Minimum Net Charge

        Shipper agrees to pay the greater of the net charge based on the above incentives or the minimum net charge as defined below.

Service	Minimum Per	Zone	Base Rate
UPS 3 Day Select Package Service	Package	[****]	[****]
UPS Ground Commercial	Package	[****]	[****]
UPS Ground Package Commercial Third Party	Package	[****]	[****]

(l)
Effective UPS Rate as described in the UPS Tariff Section 400.

3

QuickLinks

  Exhibit 10.4
Carrier Agreement
Addendum A List of Account Numbers
Addendum B Incentives